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                        Supplement dated April 5, 2002 to
             the Class A and B Shares and Trust Shares Prospectuses
                             dated January 30, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Under the heading "Investment Management -- Investment Adviser" on page 43 of the Class A and B Shares prospectus and on page 35 of the Trust Shares prospectus the following disclosure is inserted at the end of the paragraph that describes the Funds' investment adviser.

On March 15, 2002, BancWest Corporation, a subsidiary of BNP Paribas, acquired United California Bank. On April 1, 2002, BancWest Corporation merged United California Bank into Bank of the West, a subsidiary of BancWest Corporation. Despite the merger, the offices of United California Bank involved in the merger will continue to use the name United California Bank for the foreseeable future.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.